DELAWARE GROUP® EQUITY FUNDS III
Delaware American Services Fund
(the "Fund")

Supplement to the Fund's
Institutional Class Prospectus
dated October 28, 2009

The following replaces the information under the heading, “What are the Fund's fees and expenses?” on pages 6 and 7 of the Fund's prospectus:

Sales charges are fees paid directly from your investments when you buy or sell Fund shares.  The Fund does not impose sales charges when you buy or sell Institutional Class shares.

Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none
Annual fund operating expenses are deducted from the Fund's assets.[2]
Class	Institutional
Management fees[3]	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.63%
Total annual fund operating expenses	1.38%

This example is intended to help you compare the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual return may be greater or less than the hypothetical 5% return used here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Class	Institutional
1 year	$140
3 years	$437
5 years	$755
10 years	$1,657

1   Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

2   In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.

3   The Manager, has voluntarily agreed to waive all or a portion of its investment advisory fees and pay/or reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.25% of the Fund's average daily net assets from November 1, 2009 until such time as the waiver is discontinued. After giving effect to the Manager's waiver voluntary waiver, the total annual fund operating expenses for the Fund's Institutional Class are 1.25%.  The waiver and expense limitation may be discontinued at any time because it is voluntary. The expense waiver and reimbursements apply only to expenses paid directly by the Fund. The fees and expenses shown in the table above do not reflect the voluntary expense cap.

Please keep this Supplement for future reference.

This Supplement is dated November 12, 2009.